UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (date of earliest event reported):
May 15, 2007

ENERGYSOUTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-42057	58-2358943
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2828 Dauphin Street
Mobile, Alabama	36606
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(251) 450-4774
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Dean Liollio, President and Chief Executive Officer of EnergySouth, Inc. (the “Company”), and Charles Huffman, Chief Financial Officer of the Company, will address the A.G. Edwards Yield Conference (the “Conference”) on Tuesday, May 15, 2007 at 9:30 a.m. Eastern Time. A copy of the Company’s press release announcing the participation of Messrs. Liollio and Huffman in the Conference and availability of a live and archived Web cast of the presentation is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this Item 7.01 by reference, and a copy of the Company’s slide presentation to be made during the Conference is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated into this Item 7.01 by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description

99.1	Press Release of EnergySouth, Inc. dated May 11, 2007

99.2	Slide presentation for EnergySouth, Inc.’s presentation at the A.G. Edwards Yield Conference to be held on May 15, 2007
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

ENERGYSOUTH, INC.
Date: May 14, 2007	By:	/s/ G. Edgar Downing, Jr.
G. Edgar Downing, Jr.
Secretary

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